LIQUIDITY	12 Months Ended
Dec. 31, 2021
Liquidity
LIQUIDITY

NOTE 16 – LIQUIDITY

The Company experienced net loss of $6,083,379, $6,951,698 and 1,673,735 and net cash used in operating activities of $3,548,656, $5,186,048 and $439,794 for the years ended December 31, 2021, 2020 and 2019, respectively. As of December 31, 2021, the Company had net current assets of $699,044. The Company’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Company will be able to reduce or eliminate its net losses and achieve profitability for the foreseeable future. If management is not able to increase revenues and/or manage operating expenses in line with revenue forecasts, the Company may not be able to achieve profitability.

The Company’s principal sources of liquidity have been cash generated from its December 2019 initial public offering, short-term and long-term borrowings from third parties or related parties, as well as private placement with L1 Capital Global Opportunities Master Fund, Ltd. (“L1 Capital”), which private placement had an initial closing in January 2022 (see Note 18). As of April 26, 2022, the Company has approximately $1.91 million of cash and cash equivalents, which are unrestricted as to withdrawal or use and are placed with financial institutions. The Company expects to fund any shortfall in cash requirements through bank debt with banks in Indonesia with which the Company has pre-existing relationships. The Company will focus on improving operational efficiency and cost reductions, developing its core cash-generating business and enhancing efficiency. The Company intends to meet its cash requirements for the 12 months following the issuance of the consolidated financial statements through operations, equity or debt financing and financial support from third parties and related parties. On January 21, 2022, the Company closed an initial $5,000,000 million tranche (the “First Tranche”) private placement with L1 Capital Global Opportunities Master Fund. On March 4, 2022, the Company and the Investor entered into a First Amendment to the Purchase Agreement and the Second Tranche Amount was increased from $2,000,000 to $5,000,000. This financing will help cover the $9,000,000 expected drilling cost for six new wells to be drilled in next 12 months.

The Company believes that the Company’s current cash and cash equivalents and anticipated cash flows from operating and financing activities will be sufficient to meet its anticipated working capital requirements and commitments for at least the next 12 months after the issuance of the Company’s accompanying audited consolidated financial statements. The Company has prepared the consolidated financial statements on a going concern basis. If the Company encounters unforeseen circumstances that place constraints on its capital resources, management will be required to take various measures to conserve liquidity. Management cannot provide any assurance that the Company will raise additional capital if needed.